U.S. Large Cap Value Portfolio III

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFUVX)

Summary Prospectus

February 28, 2022

This Summary Prospectus describes shares of the Portfolio which is exclusively available to 401(k) plans, clients of certain financial advisers and other institutional clients, as approved by the Advisor.

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com, or from your financial intermediary. The Portfolio’s Prospectus and SAI, both dated February 28, 2022, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Large Cap Value Portfolio III (the “U.S. Value Portfolio” or the “Portfolio”) is to achieve long-term capital appreciation. The U.S. Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The U.S. Large Cap Value Series (the “U.S. Value Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the U.S. Value Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.21%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.14%
*

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the U.S. Value Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The

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Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

The Example reflects the aggregate annual operating expenses of the U.S. Value Portfolio and the Portfolio’s portion of the expenses of the U.S. Value Series.

PORTFOLIO TURNOVER

The U.S. Value Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when U.S. Value Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the U.S. Value Series’ portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

The U.S. Value Portfolio pursues its investment objective by investing substantially all of its assets in the U.S. Value Series. To achieve the Portfolio’s and the Series’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Value Series is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be value stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or

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profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the U.S. Value Series, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2021, the market capitalization of a large cap company would be $10,142 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Value Series and the U.S. Value Portfolio each may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the U.S. Value Series or the Portfolio.

The U.S. Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the U.S. Value Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio and the U.S. Value Series.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the U.S. Value Series that owns them, and, in turn, the Portfolio itself, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

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Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the U.S. Value Series to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the U.S. Value Series to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the U.S. Value Series and U.S. Value Portfolio use derivatives, the U.S. Value Series and the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in a value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the U.S. Value Series or the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the U.S. Value Series may lose money and there may be a delay in recovering the loaned securities. The U.S. Value Series could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Portfolio and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: The Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the U.S. Value Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the U.S. Value Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Cap Value Portfolio III—Total Returns

January 2012-December 2021
Highest Quarter	Lowest Quarter
18.50% (10/20–12/20)	-31.47% (1/20–3/20)

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Annualized Returns (%)

Periods ending December 31, 2021

	1 Year	5 Years	10 Years

U.S. Large Cap Value Portfolio III
Return Before Taxes	28.17%	11.04%	13.91%
Return After Taxes on Distributions	26.35%	9.43%	12.41%
Return After Taxes on Distributions and Sale of Portfolio Shares	17.90%	8.45%	11.27%

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	25.16%	11.16%	12.97%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the U.S. Value Portfolio and the U.S. Value Series. The following individuals are responsible for leading the day to day management of the Portfolio and the U.S. Value Series:

•

Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

•	John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

•

Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

Purchase and Redemption of Fund Shares

Shares of the U.S. Value Portfolio are sold only (i) to deferred compensation plans which are exempt from taxation under section 401(k) of the Code (including the deferred compensation plan sponsored by the Advisor or its affiliates), (ii) to clients of certain financial advisors, and (iii) to other institutional clients, in each case as approved by the Advisor. Provided that shares of the Portfolio are available under an employer’s plan, or through an institution or financial advisor, shares may be purchased by following the procedures adopted by the respective employer, institution or financial adviser, as approved by the Advisor. The Portfolio does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer’s plan, institution or financial adviser imposes a minimum transaction requirement. All investments are subject to approval of the Advisor. An investor who desires to redeem shares of the Portfolio must furnish a redemption request to its financial adviser or to the

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service agent designated under a 401(k) plan (or to an intermediary or a sub-designee, if applicable) in the form required by such financial adviser or service agent.

Tax Information

The dividends and distributions you receive from the U.S. Value Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the U.S. Value Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022822-DFUVX 00270990